Exhibit 10.3

CONSENT OF GEOLOGIST PAUL PELKE

I, Paul Pelke, Certified Professional Geologist No. 11461, consent to the inclusion of certain information derived from a geological report prepared by me relating to the properties describing in detail in the Registration Statement of Rancho Santa Fe Mining, Inc. on Form S-1. Such consent includes the use of the content of the geological report and to the written disclosure of the geological report and of extracts from or a summary of the geological report in the written disclosure being filed.

/s/Paul Pelke
Paul Pelke	Dated: February 29, 2016